UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 18, 2012
Date of Report (Date of earliest event reported)

NORD RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-08733	85-0212139
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1 West Wetmore Road, Suite 203
Tucson, Arizona	85705
(Address of principal executive offices)	(Zip Code)

520-292-0266
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item	Description
5.07	Submission of Matters to a Vote of Security Holders
8.01	Other Events

2.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07.           Submission of Matters to a Vote of Security Holders

An Annual General Meeting of Shareholders ("AGM") of Nord Resources Corporation (the "Company") was held on September 18, 2012 to approve the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company's solicitation.

A total of 88,607,165 registered shares (78.77% of 112,488,604 registered shares outstanding and entitled to vote as of July 20, 2012, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of registered shares voted at the AGM.

Agenda Item 1. To elect four (4) directors:

Nominee	For		Withheld
Ronald A. Hirsch	61,556,262	69.47%	1,410,328	1.59%
Stephen D. Seymour	61,526,262	69.44%	1,440,328	1.63%
Douglas P. Hamilton	61,525,208	69.43%	1,441,382	1.63%
John F. Cook	60,789,228	68.61%	2,117,362	2.46%

Votes that were withheld and broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on the election of directors. Further, brokers may no longer cast discretionary “uninstructed” votes in any election of directors.

Agenda Item 2. To ratify the selection of Mayer Hoffman McCann P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
86,664,047	97.81%	245,982	0.28%	1,697,136	1.91%

Abstentions and broker non-votes were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be “votes cast”, and had the same effect as a vote against this agenda item. Broker non-votes are not deemed to be votes cast and, therefore, had no effect on the vote with respect to this agenda item.

3.

SECTION 8 – OTHER EVENTS

Item 8.01            Other Events

The Company’s Board of Directors convened a meeting immediately following the AGM and reappointed Wayne Morrison as Chief Executive Officer, President, Chief Financial Officer and Corporate Secretary. Ronald Hirsch was reappointed as Chairman of the Board of Directors.

4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORD RESOURCES CORPORATION

By:
DATE: September 20, 2012	/s/ Wayne M. Morrison
Wayne M. Morrison
Chief Executive Officer and Chief
Financial Officer

5.